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                                                                   EXHIBIT 23(A)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the use in the Prospectus constituting part of the Registration Statement on Form S-3, of our report dated November 29, 1997 relating to the Financial Statements of American Phoenix Group, Inc. which is incorporated by reference in such Prospectus. We also consent to the reference to us under the heading "Expert" in such Prospectus.

HOLLANDER, GILBERT & CO.

Los Angeles, California
January   , 1997